Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Kevin Flanery
(502) 636-4859
kevin.flanery@kyderby.com

CHURCHILL DOWNS INCORPORATED NAMES STEVE SEXTON CEO AND PRESIDENT OF NEW ENTERTAINMENT GROUP

BILL CARSTANJEN NAMED CHIEF OPERATING OFFICER OF CDI; TED GAY NAMED SENIOR VP OF BUSINESS DEVELOPMENT

LOUISVILLE, Ky. (Jan. 19, 2009) – Churchill Downs Incorporated (“CDI” or “Company”) (NASDAQ: CHDN) today announced that it is restructuring its organization to facilitate implementation of the Company’s new growth-based strategic plan.  Under the new strategic plan, CDI will focus on becoming the leading provider of integrated racing, gaming, and entertainment delivered on-site and online.

“The racing, gaming, and entertainment we provide customers are very inter-dependent, regardless of whether they are delivered on-site at our tracks, casinos and OTBs, or online via TwinSpires.com or other online sites,” said Robert L. Evans, president and chief executive officer of CDI.  “In the currently tough economic environment, many companies are announcing reorganizations and layoffs intended to reduce costs.  Our changes here, however, are about aligning the right leaders at CDI with the strategic growth opportunities we believe exist.”

A new, wholly owned subsidiary is being created to expand the Company’s entertainment management opportunities.   Steven P. (Steve) Sexton has been named CEO and president of this subsidiary, responsible for conceiving, developing, producing, and managing new entertainment activities, including new racing events, concerts, and other concepts.  Sexton joined CDI in 2001 as president of Arlington Park Racecourse, has been president of Churchill Downs Racetrack since 2002, and was named executive vice president of CDI in 2006.

“This is a great opportunity for me in a new role with CDI,” said Sexton. “There are many opportunities to leverage our team’s expertise in producing and managing major entertainment events.  Over the past 25-plus years, I have worked in various positions with racetracks around the country.  That experience has taught me that innovation combined with outstanding service is the best way to attract and keep customers.  If they don’t have fun when they visit our facilities, they are not likely to return.”

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Churchill Downs Incorporated Announces Senior Management Changes

Jan. 19, 2009

“Steve is uniquely qualified to take on this important new senior leadership role,” said Evans.  “He has managed six runnings of the Kentucky Derby and Kentucky Oaks, Breeders’ Cups at Arlington Park and Churchill Downs, concerts by The Rolling Stones and The Police, plus a myriad of other major racing and entertainment events.”

William C. (Bill) Carstanjen has been promoted to the position of chief operating officer of CDI, responsible for all on-site operations, including racing and gaming at Arlington Park Racecourse, Calder Race Course, Churchill Downs Racetrack, Fair Grounds Race Course and Slots, and all of the Company’s off-track betting facilities.  Carstanjen joined CDI in July 2005 as executive vice president and chief development officer.  Since early 2008, he has also had operational responsibility for Fair Grounds Race Course and Slots and Calder Race Course.

“While we have expanded the scope of our entertainment products by adding gaming and online offerings, everything we do is dependent on our core racing business,” said Carstanjen.  “I look forward to strengthening racing at all of our facilities and preserving CDI’s position at the forefront of American racing.”

“Bill has been broadly involved in our racing operations since he joined CDI,” said Evans.  “His experience with live racing, gaming, simulcasting and account wagering make him an outstanding choice to lead on-site operations at our racetracks and gaming venues.”

The Company announced it will immediately begin the search for a new president of Churchill Downs Racetrack with both internal and external candidates considered.  The Company will reserve further public comment on the search process until a successor is named.

James E. (Ted) Gay has been promoted to the position of senior vice president responsible for the Company’s business development activities, replacing Carstanjen.  Gay joined CDI in 2003 and has been instrumental in crafting new strategy, the formation of TrackNet Media, and the acquisitions of AmericaTab and Bloodstock Research Information Services.

Churchill Downs Incorporated (“Churchill Downs”), headquartered in Louisville, Ky., owns and operates world-renowned horse racing venues throughout the United States. Churchill Downs’ four racetracks in Florida, Illinois, Kentucky and Louisiana host many of North America’s most prestigious races, including the Kentucky Derby and Kentucky Oaks, Arlington Million, Princess Rooney Handicap and Louisiana Derby. Churchill Downs racetracks have hosted seven Breeders’ Cup World Championships.  Churchill Downs also owns off-track betting facilities and has interests in various advance-deposit wagering, television production, telecommunications and racing services companies, including a 50-percent interest in the national cable and satellite network HorseRacing TV™, that support the Company’s network of simulcasting and racing

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700 CENTRAL AVENUE ● LOUISVILLE, KY 40208 ● P: (502) 636-4400 ● kentuckyderby.com

Churchill Downs Incorporated Announces Senior Management Changes

Jan. 19, 2009

operations. Churchill Downs trades on the NASDAQ Global Select Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.

Information set forth in this discussion and analysis contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this Quarterly Report on Form 10-Q are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida and Louisiana racetracks within those respective markets; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Illinois law that impact revenues of racing operations in Illinois; the presence of wagering facilities of Indiana racetracks near our operations; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; our ability to execute on our permanent slot facility in Louisiana and permanent slot facility in Florida; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; any business disruption associated with a natural disaster and/or its aftermath; our ability to integrate businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation, including the outcome of any counter-suits or claims arising in connection with a pending lawsuit in federal court in the Western District of Kentucky styled Churchill Downs Incorporated, et al v. Thoroughbred Horsemen's Group, LLC, Case #08-CV-225-S; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on the sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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700 CENTRAL AVENUE ● LOUISVILLE, KY 40208 ● P: (502) 636-4400 ● kentuckyderby.com